Exhibit 99.1
-MORE-
Contacts: Sherman Miller, President and CEO
Max P. Bowman, Vice President and CFO
(601) 948-6813
CAL-MAINE FOODS REPORTS RESULTS
FOR SECOND QUARTER FISCAL 2025
RIDGELAND, Miss. (January

7, 2025) - Cal-Maine

Foods, Inc. (NASDAQ:

CALM) (“Cal-Maine Foods”

or
the “Company”),

the largest

producer and

distributor of fresh

shell eggs

in the United

States, today reported
results for the second quarter of fiscal 2025 (thirteen weeks) ended November 30, 2024.

Second Quarter Fiscal 2025 Highlights
● Quarterly net sales of $954.7 million
● Quarterly net income of $219.1 million, or $4.47 per diluted share
● Quarterly record for total dozens sold and specialty dozens sold
●
Cash dividend of

approximately $73.0 million,

or approximately $1.49

per share, pursuant

to the
Company’s established dividend policy
Overview
Sherman Miller, president

and chief executive

officer of Cal-Maine

Foods, stated, “Cal-Maine

Foods
delivered a

very strong

financial and

operating performance

in the

second quarter

of fiscal

2025. Robust
demand for shell

eggs resulted in

a significant increase

in dozens sold

for the quarter,

which included the
seasonal boost

leading up

to the

Thanksgiving holiday

and sales

from our

latest acquisition

completed in
June. Our results

also reflect higher

market prices, which

have continued to

rise this fiscal

year as supply
levels

of

shell

eggs

have

been

restricted

due

to

recent

outbreaks

of

highly

pathogenic

avian

influenza
(“HPAI”).

Our

team

did

an

outstanding

job

in

managing

our

production

as

well

as

making

outside
purchases

in

order

to

meet

the

needs

of

our

valued

customers.

We

were

fortunate

to

have

the

ability

to
leverage

our

significant

scale

and

benefit

from

recent

acquisitions,

which

have

helped

support

our
production capacity in this challenging supply environment.
“As

demand

continues

to

outpace

supply,

we

remain

focused

on

making

additional

strategic
investments to

expand our

operations. We

currently have

approximately $60

million in

new capital

projects
directed to

the expansion of

our cage-free capacity,

including the $40

million in projects

that we

announced
in October.

The projects

include the

addition of

five new

cage-free layer houses

and two

pullet houses

across
the Company’s locations in Florida, Georgia, Utah

and Texas.

Upon completion, we expect the projects

to
provide

additional

production

capacity

for

approximately

1.1

million

cage-free

layer

hens

and

250,000
pullets

by

late

summer

2025.

We

are

also

investing

$15

million

to

expand

our

egg

products

processing
facility

in

Blackshear,

Georgia,

to

add

extended

shelf-life

liquid egg

products.

We

expect

our

processing
plant and

hatchery in

Dexter, Missouri,

that we

acquired and

repurposed for

use in

shell egg production,
will

be

online

in

our

next

fiscal

quarter.

We

have

been

working

with

local

contract

growers

and

have
commitments for approximately 1.2 million additional free-range hens by fall 2025.

“Acquisitions and joint ventures have

complemented our strong organic

growth and provided new
market opportunities for Cal-Maine Foods. We will continue to focus on acquiring operations that align

Cal-Maine Foods Reports Second Quarter Fiscal 2025 Results

January 7, 2025
-MORE-
with our strategic

objectives, looking at

critical factors including

geographic relevance, operating synergies,
product portfolio

expansion, proximity

to customers

and potential

financial returns.

Our growth

strategy
is

also

focused

on

the

expansion

of

our

egg

products

offerings,

including

hard-cooked

eggs

from

our
MeadowCreek

operations

and

other

ready-to-eat

products

offered

through

our

previously

announced
strategic investment

in Crepini,

which includes

egg wraps,

protein pancakes,

crepes and

wrap-ups in

our
product portfolio. Importantly,

we have a

strong balance sheet

and the financial

flexibility to make

the right
investments to support our growth strategy,” added Miller.

Sales Performance & Operating Highlights
Max Bowman, vice president and

chief financial officer of Cal-Maine

Foods, added, “For the second
quarter of fiscal 2025, our net

sales were $954.7 million compared with $523.2

million for the same period
last year. The higher sales were primarily driven

by an increase in the net average

selling price of shell eggs
as well as an increase in total dozens sold.
“For the second fiscal

quarter, we sold

329.8 million dozens shell

eggs compared with 288.2

million
dozens

for

the

second

quarter

of

fiscal

2024.

Sales

of

conventional

eggs

totaled

209.6

million

dozens,
compared

with

192.5

million

dozens

for

the

prior-year

period,

an

increase

of

8.9%.

We

saw

over

25%
quarterly

growth

in

our

specialty

egg

volumes

as

sales

totaled

120.2

million

dozens

sold

for

the

second
quarter of fiscal 2025 compared with 95.7 million dozens sold for the prior-year period.
“Net

income

attributable

to

Cal-Maine

Foods

for

the

second

quarter

of

fiscal

2025

was

$219.1
million, or $4.47 per

diluted share, compared with $17.0

million, or $0.35 per diluted

share, for the second
quarter of fiscal 2024.
“Overall,

our

second

quarter

farm

production

costs

per

dozen

were

8.5%

lower

compared

to

the
prior-year

period,

primarily

due

to

more

favorable

commodity

pricing

for

key

feed

ingredients.

For

the
second quarter of fiscal 2025, feed costs per dozen were

down 12.8% compared with the second quarter of
fiscal 2024. Our

costs for outside

egg purchases increased significantly

quarter-over-quarter, primarily due
to higher

shell egg

prices and

the increased

dozens of

shell eggs

we purchased

for customers

during the
higher seasonal demand cycle while the nation experienced lower supply due to HPAI.
“Current indications for

corn and soybean

supply project a favorable

stocks-to-use ratio similar

to
today’s

prevailing

levels

for

the

remainder

of

fiscal

2025.

However,

as

we

continue

to

face

uncertain
external

forces,

including

weather

patterns

and

global

supply

chain

disruptions,

price

volatility

could
remain,” said Bowman.

13 Weeks Ended 26 Weeks Ended
November 30, 2024 December 2, 2023 November 30, 2024 December 2, 2023
Dozen Eggs Sold (000) 329,844 288,173 639,823 561,299
Conventional Dozen Eggs Sold (000) 209,597 192,462 409,586 373,992
Specialty Dozen Eggs Sold (000) 120,247 95,711 230,237 187,307
Dozen Eggs Produced (000) 288,036 265,101 554,875 515,457
% Specialty Sales (dozen) 36.5% 33.2% 36.0% 33.4%
% Specialty Sales (dollars) 31.7% 43.7% 33.0% 45.7%
Net Average Selling Price (per dozen) $ 2.740 $ 1.730 $ 2.572 $ 1.661
Net Average Selling Price Conventional
Eggs (per dozen) $ 2.943 $ 1.458 $ 2.690 $ 1.353
Net Average Selling Price Specialty Eggs
(per dozen) $ 2.387 $ 2.277 $ 2.362 $ 2.277
Feed Cost (per dozen) $ 0.483 $ 0.554 $ 0.488 $ 0.575

Cal-Maine Foods Reports Second Quarter Fiscal 2025 Results

January 7, 2025
-MORE-
HPAI & Table Egg Supply Outlook
Outbreaks of HPAI have continued to occur in United States poultry flocks. In calendar 2024, 38.4 million commercial layer hens

and 1.8 million pullets

were depopulated due to

HPAI. Approximately 13.6
million commercial layer hens and 500,000 pullets were depopulated in December 2024 alone.

The Cal-Maine Foods facilities in

Kansas and Texas which experienced

HPAI in fiscal 2024 are

now
fully operational.
The Company

remains dedicated

to robust

biosecurity programs

across its

locations; however,

no
farm

is

immune

from

HPAI.

HPAI

is

currently

widespread

in

the

wild

bird

population

worldwide.

The
extent

of

possible

future

outbreaks

in

commercial

laying

hens,

with

heightened

risk

during

migration
seasons,

cannot

be

predicted.

The

widely

reported

spread

of

HPAI

in

dairy

cattle

increases

risks

to

our
operations

and

those

of

other

egg

producers.

According

to

the

U.S.

Centers

for

Disease

Control

and
Prevention,

the human

health risk

to the

U.S. public

from the

HPAI virus

is considered

to be

low. Also,
according

to

the

USDA,

HPAI

cannot

be

transmitted

through

safely

handled

and

properly

cooked

eggs.

There is no

known risk related

to HPAI associated

with eggs that

are currently in

the market and

no eggs
have been recalled.
Looking Ahead
Miller added, “Without question,

we have recently faced

significant challenges within our

Company
and the entire egg

industry due to the

ongoing outbreaks of

HPAI.

While we recognize

and address these
risks,

we

are

steadfast

in

our

efforts

to

effectively

manage

our

operations

and

promote

responsible

and
sustainable production.

We remain focused on optimizing the

aspects of our business that we

can control
and

continue

to

extend

our

leadership

role

in

supporting

the

nation’s

food

supply.

We

have

a

proven
operating model and growth strategy focused on expanding our shell egg production capacity and product
mix, both organically

and through strategic

acquisitions. We continue

to expand our

egg products portfolio,
which will enable us to leverage our

existing distribution channels and extend our reach in

foodservice and
retail marketplaces.

We believe Cal-Maine Foods is well positioned for continued growth with our leading production

scale, fully

integrated operations

and broad

distribution

capabilities.

We remain

focused on
providing exceptional

service and

quality products

to meet

the dynamic

needs of

our excellent

customer
base.

We look forward to the opportunities ahead for Cal-Maine Foods.”
Dividend Payment
For the

second quarter

of fiscal

2025, Cal-Maine

Foods will

pay a

cash dividend

of approximately
$1.49 per share to holders of its

Common Stock and Class A Common Stock. Pursuant to

Cal-Maine Foods’
variable dividend policy,

for each quarter

in which the

Company reports net

income, the Company

pays a
cash

dividend

to

shareholders

in

an

amount

equal

to

one-third

of

such

quarterly

income.

Following

a
quarter

for

which

the

Company

does

not

report

net

income,

the

Company

will

not

pay

a

dividend

with
respect

to

that

quarter

or

for

a

subsequent

profitable

quarter

until

the

Company

is

profitable

on

a
cumulative basis

computed from

the date

of the

most recent

quarter for

which a

dividend was

paid. The
amount

paid

per

share

will

vary

based

on

the

number

of

outstanding

shares

on

the

record

date.

The
dividend is payable on February 13, 2025, to holders of record on January 29, 2025.
About Cal-Maine Foods
Cal-Maine Foods,

Inc. is

primarily engaged

in the

production, grading,

packaging, marketing

and
distribution

of

fresh

shell

eggs,

including

conventional,

cage-free,

organic,

brown,

free-range,

pasture-
raised and nutritionally

enhanced eggs. The

Company, which is

headquartered in

Ridgeland, Mississippi,
is

the

largest

producer

and

distributor

of

fresh

shell

eggs

in

the

nation

and

sells

most

of

its

shell

eggs
throughout the majority of the United States.

Cal-Maine Foods Reports Second Quarter Fiscal 2025 Results

January 7, 2025
-MORE-
Forward Looking Statements
Statements

contained

in

this

press

release

that

are

not

historical

facts

are

forward-looking
statements as that

term is defined

in the Private

Securities Litigation

Reform Act of

1995. The forward-
looking

statements

are

based

on

management’s

current

intent,

belief,

expectations,

estimates

and
projections

regarding

our

Company

and

our

industry.

These

statements

are

not

guarantees

of

future
performance and involve risks,

uncertainties, assumptions and

other factors that are

difficult to predict
and may be beyond

our control. The factors

that could cause actual

results to differ materially

from those
projected

in

the

forward-looking

statements

include,

among

others,

(i)

the

risk

factors

set

forth

in

the
Company’s SEC filings

(including its Annual

Reports on Form

10-K, Quarterly Reports

on Form 10-Q

and
Current

Reports

on Form

8-K),

(ii)

the

risks and

hazards

inherent

in

the

shell

egg

business

(including
disease,

pests,

weather

conditions

and

potential

for

recall),

including

but

not

limited

to

the

current
outbreak of highly pathogenic

avian influenza affecting poultry

in the U.S., Canada

and other countries
that

was

first

detected

in

commercial

flocks

in

the

U.S.

in

February

2022

and

that

first

impacted

our
flocks in December

2023, (iii) changes

in the demand

for and market

prices of shell

eggs and feed

costs,
(iv) our ability

to predict and

meet demand for

cage-free and other

specialty eggs, (v)

risks, changes or
obligations that could result

from our recent or

future acquisitions of new

flocks or businesses and

risks
or changes

that may

cause conditions to

completing a

pending acquisition not

to be

met, (vi)

risks relating
to

changes

in

inflation

and

interest

rates,

(vii)

our

ability

to

retain

existing

customers,

acquire

new
customers and grow our product mix, (viii) adverse results in pending litigation matters, and (ix) global instability, including as a result of the war in

Ukraine, the conflicts in Israel and surrounding areas

and
attacks on shipping in the Red Sea. SEC filings may be obtained from the SEC or the Company’s website,
www.calmainefoods.com.

Readers

are

cautioned

not

to

place

undue

reliance

on

forward-looking
statements because,

while we

believe the

assumptions on

which the

forward-looking statements are

based
are

reasonable,

there

can

be

no

assurance

that

these

forward-looking

statements

will

prove

to

be
accurate.

Further,

the

forward-looking

statements

included

herein

are

only

made

as

of

the

respective
dates

thereof,

or

if

no

date

is

stated,

as

of

the

date

hereof.

Except

as

otherwise

required

by

law,

we
disclaim

any

intent

or

obligation

to

publicly

update

these

forward-looking

statements,

whether

as

a
result of new information, future events or otherwise.

Cal-Maine Foods Reports Second Quarter Fiscal 2025 Results

January 7, 2025
-MORE-
CAL-MAINE FOODS, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(Unaudited)
(In thousands, except per share amounts)
SUMMARY STATEMENTS OF INCOME
13 Weeks Ended 26 Weeks Ended
November 30, 2024 December 2, 2023 November 30, 2024 December 2, 2023
Net sales $ 954,671 $ 523,234 $ 1,740,542 $ 982,578
Cost of sales 598,629 432,104 1,137,282 846,015
Gross profit 356,042 91,130 603,260 136,563
Selling, general and administrative 77,633 76,578 139,565 128,824
Loss on involuntary conversions 10 - 156 -
(Gain) loss on disposal of fixed assets 338 318 (1,479) 262
Operating income 278,061 14,234 465,018 7,477
Other income, net 10,900 7,884 21,896 15,374
Income before income taxes 288,961 22,118 486,914 22,851
Income tax expense 70,602 5,540 118,965 5,862
Net income 218,359 16,578 367,949 16,989
Less: Loss attributable to noncontrolling
interest (705) (431) (1,091) (946)
Net income attributable to Cal-Maine Foods,
Inc. $ 219,064 $ 17,009 $ 369,040 $ 17,935
Net income per common share:
Basic $ 4.49 $ 0.35 $ 7.57 $ 0.37
Diluted $ 4.47 $ 0.35 $ 7.54 $ 0.37
Weighted average shares outstanding:
Basic 48,765 48,690 48,762 48,691
Diluted 48,970 48,866 48,953 48,854

Cal-Maine Foods Reports Second Quarter Fiscal 2025 Results

January 7, 2025
-END-
CAL-MAINE FOODS, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(Unaudited)
(In thousands)

SUMMARY BALANCE SHEETS
November 30, 2024 June 3, 2023
ASSETS
Cash and short-term investments $ 797,183 $ 812,377
Receivables, net 317,751 162,442
Inventories, net 299,365 261,782
Prepaid expenses and other current assets 10,296 5,238
Current assets 1,424,595 1,241,839
Property, plant and equipment, net 975,603 857,234
Other noncurrent assets 89,901 85,688
Total assets $ 2,490,099 $ 2,184,761
LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and accrued expenses $ 187,738 $ 189,983
Dividends payable 73,013 37,760
Current liabilities 260,751 227,743
Deferred income taxes and other liabilities 177,865 159,975
Stockholders' equity 2,051,483 1,797,043
Total liabilities and stockholders' equity $ 2,490,099 $ 2,184,761